UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2007

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Cleveland-Cliffs Inc published a news release on July 27, 2007 as follows:

Cleveland-Cliffs Announces Proxy Voting Results Following Annual Meeting of Shareholders Held Today

CLEVELAND—July 27, 2007—Cleveland-Cliffs Inc (NYSE: CLF) announced that the following individuals were elected as directors of the Company at its Annual Meeting of Shareholders today, bringing the total number of directors to 10, nine of whom are independent:

• Ronald C. Cambre, Former Chairman and Chief Executive Officer of Newmont Mining Corporation.

• Joseph A. Carrabba, Chairman, President and Chief Executive Officer of the Company.

• Susan M. Cunningham, Senior Vice President of Exploration and Corporate Reserves of Noble Energy Inc.

• Barry J. Eldridge, Former Managing Director and Chief Executive Officer of Portman Limited.

• Susan M. Green, Former Assistant Deputy Secretary with the U.S. Department of Labor.

• James D. Ireland III, Managing Director of Capital One Partners, Inc.

• Francis R. McAllister, Chairman and Chief Executive Officer of Stillwater Mining Company.

• Roger Phillips, Former President and Chief Executive Officer of IPSCO Inc.

• Richard K. Riederer, Former Chief Executive Officer and President of Weirton Steel Corporation and current Chief Executive Officer of RKR Asset Management.

• Alan Schwartz, Professor of Law at Yale Law School and Professor at the Yale School of Management.

Shareholders also voted to adopt the 2007 Incentive Equity Plan and a new Executive Management Performance Incentive Plan, as well as ratification of the appointment of Deloitte & Touche LLP as independent auditors.

In 2007, Institutional Shareholder Services (ISS), an independent organization that rates corporate governance, evaluated and ranked Cliffs’ corporate governance practices. According to ISS, Cleveland-Cliffs’ corporate governance quotient as of July 1, 2007, was better than 97.3 percent of S&P 600 companies and 95.4 percent of Materials companies. Cliffs’ corporate governance guidelines, as well as news releases and other information on the Company, are available on the Internet at: http://www.cleveland-cliffs.com

To be added to Cleveland-Cliffs’ e-mail distribution list, please click on the link below:
http://www.cpg-llc.com/clearsite/clf/emailoptin.html

Cleveland-Cliffs Inc, headquartered in Cleveland, Ohio, is an international mining company and the largest producer of iron ore pellets in North America. Cliffs sells the majority of its pellets to integrated steel companies in the United States and Canada. The Company operates six iron ore mines located in Michigan, Minnesota and Eastern Canada. Cliffs also owns 80 percent of Portman Limited, a large iron ore mining company in Australia, serving the Asian iron ore markets with direct-shipping fines and lump ore. In addition, the Company has a 30 percent interest in the Amapá Project, a Brazilian iron ore project, and a 45 percent economic interest in the Sonoma Project, an Australian coking and thermal coal project.

SOURCE: Cleveland-Cliffs Inc

CONTACT:

Steve Baisden
Director, Investor Relations
and Corporate Communications
(216) 694-5280
srbaisden@cleveland-cliffs.com
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

July 31, 2007	By:	George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary